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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                            --------------------

                                  Form 8-K

                               CURRENT REPORT

             Pursuant to Section 13 or 15 (d) of the Securities
                            Exchange Act of 1934


Date of Report (date of earliest event reported)       April 25, 1996
                                                --------------------------------

                                BESTWAY, INC.
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           (Exact name of registrant as specified in its charter)



Delaware                           0-8569                           81-0332743
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(State of other jurisdiction       (Commission File Number)       (IRS Employer
of incorporation)                                                 Identification
                                                                  Number)

7800 N. Stemmons, Suite 320, Dallas, Texas                           75247
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(Address of principal executive offices)                           (Zip code)

      Registrant's telephone number, including area code (214) 630-6655
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

       (a) Pursuant to the Agreement for the Purchase and Sale of Assets by and among Bestway, Inc., a Delaware corporation (the "Company"), All Star Rental, Inc., a privately-owned South Carolina corporation ("All Star"), and Robert D. Simons and Keith Crosby, the sole shareholders of All Star, the Company, on April 12, 1996, acquired substantially all of the assets of All Star and certain liabilities in connection therewith. The assets acquired by the Company include, amoung other things, All Star's idle inventory, rental contracts, vehicles, store furniture and fixtures, computers and leasehold improvements. In addition, the Company assumed the leases for 15 of All Star's former store locations.

              The Company will deliver to All Star approximately 112,000 shares of the Company's voting common stock, $.01 par value per share, as the aggregate purchase price in connection with the acquisition. Such amount will be based on a multiple of All Star's average monthly revenues less certain assumed liabilities.

       (b) The equipment and other physical property acquired from All Star in connection with its business will continue to be used by the Company for the same purpose.

ITEM 5. OTHER EVENTS

       Pursuant to the Second Amendment to First Amended and Restated Revolving Credit Loan Agreement, by and among the Company, Comerica Bank-Texas, the Company's senior secured lender, and certain subsidiaries of the Company, on April 12, 1996, the Company, among other things, increased the maximum amount of revolving credit under such loan agreement from $4,000,000 to $7,500,000 and extended the termination date of such agreement by one year from August 18, 1996 to August 18, 1997.

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA

       (a)    Financial Statements of business acquired
                     It is currently impracticable to provide the required financial statements of All Star Rental, Inc. Such required statements will be provided as soon as practicable.

       (b)    ProForma financial information
                     It is currently impracticable to provide the required financial statements of All Star Rental, Inc. Such required statements will be provided as soon as practicable.

       (c)    Exhibits

              2.1    Plan of acquisition
                     Filed herewith as "Exhibit 2.1"

              28.1 Second Amendment to First Amended and Restated Revolving Credit Loan Agreement
                     Filed herewith as "Exhibit 28.1"
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     BESTWAY, INC.
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                                                     (Registrant)



Date: April 25, 1996                    By: /s/ Beth A Durrett
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                                            Beth A. Durrett
                                            Vice President/Controller
                                            of the Registrant
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                                Exhibit Index


Exhibit No.             Description
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2.1                  Plan of acquisition
                     Filed herewith as "Exhibit 2.1

28.1 Second Amendment to First Amended and Restated Revolving Credit Loan Agreement
                     Filed herewith as "Exhibit 28.1"